PREMIER BANCORP, INC.
                              379 NORTH MAIN STREET
                         DOYLESTOWN, PENNSYLVANIA 18901
                                 (215) 345-5100
-------------------------------------------------------------------------------





                                 April 10, 2001



Dear Fellow Shareholders of Premier Bancorp, Inc.:

      On behalf of the Board of Directors, I am pleased to invite you to attend Premier Bancorp, Inc.'s Annual Meeting of Shareholders to be held on Thursday, May 10, 2001 at 9:00 a.m., Eastern Daylight Time, at the Doylestown Country Club, Green Street, Doylestown, Pennsylvania 18901. Enclosed with the proxy statement are the notice of meeting, your proxy card and Premier Bancorp, Inc.'s 2000 Annual Report.

      The principal business of the meeting is to elect six Class 3 Directors to serve for three year terms and to transact any other business that is properly presented at the annual meeting. The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon in more detail.

      I am delighted that you have invested in Premier Bancorp, Inc., and I hope that, whether or not you plan to attend the annual meeting, you will vote as soon as possible by completing, signing and returning the enclosed proxy card in the envelope provided. The prompt return of your proxy card will save Premier Bancorp, Inc. expenses involved in further communications. Your vote is important. Voting by written proxy will ensure your representation at the annual meeting if you do not attend in person.

      I look forward to seeing you on May 10, 2001, at Premier Bancorp, Inc.'s annual meeting.

                                                     Sincerely,


                                                     /s/CLARK S. FRAME
                                                     --------------------------
                                                     Clark S. Frame
                                                     Chairman of the Board


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




                              PREMIER BANCORP, INC.
     ---------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
     ---------------------------------------------------------------------


TO THE SHAREHOLDERS:

      NOTICE IS HEREBY GIVEN that Premier Bancorp, Inc. will hold its Annual Meeting of Shareholders on Thursday, May 10, 2001, at 9:00 a.m., Eastern Daylight Time, at the Doylestown Country Club, Green Street, Doylestown, Pennsylvania 18901, to consider and vote upon the following proposals:

      1. To elect six individuals as Class 3 Directors, each to serve a three year term; and

      2. To transact any other business properly presented at the annual meeting and any adjournment or postponement of the meeting.

      Shareholders of record as of March 30, 2001, are entitled to notice of the meeting and may vote at the annual meeting, either in person or by proxy.

      Management welcomes your attendance at the annual meeting. Whether or not you expect to attend the annual meeting in person, you are requested to complete, sign, date and promptly return the enclosed proxy card in the accompanying postage-paid envelope. The prompt return of your proxy card will avoid expenses involved in further communications. Even if you return a proxy card, you may vote in person if you give written notice to the Secretary of Premier Bancorp, Inc. and attend the annual meeting. Returning your proxy card will ensure that your shares will be voted in accordance with your wishes and that the presence of a quorum will be assured.

      Premier Bancorp, Inc.'s Board of Directors is distributing the corporation's proxy statement, proxy card and Premier Bancorp, Inc.'s 2000 Annual Report to Shareholders on or about April 10, 2001.

                                        By Order of the Board of Directors,




                                        /s/CLARK S. FRAME
                                        -------------------------------------
                                        Clark S. Frame
                                        Chairman of the Board

Doylestown, Pennsylvania
April 10, 2001



                             YOUR VOTE IS IMPORTANT.
               TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE
                 THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN
                      THE ENCLOSED, POSTAGE-PAID ENVELOPE.


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









                              PREMIER BANCORP, INC.
                              379 NORTH MAIN STREET
                         DOYLESTOWN, PENNSYLVANIA 18901



                            AMEX TRADING SYMBOL: PPA




                                 PROXY STATEMENT
                       2001 ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 10, 2001




















                MAILED TO SHAREHOLDERS ON OR ABOUT APRIL 10, 2001


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



                                TABLE OF CONTENTS
                                -----------------

PROXY STATEMENT                                                             Page
                                                                            ----

GENERAL INFORMATION............................................................1
     Date, Time and Place of the Annual Meeting................................1
     Description of Premier Bancorp, Inc.......................................1

VOTING PROCEDURES..............................................................2
     Solicitation and Voting of Proxies........................................2
     Quorum and Vote Required For Approval.....................................3
     Revocability of Proxy.....................................................4
     Methods of Voting.........................................................4

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS......................................5
     Governance................................................................5
     Directors and Executive Officers of Premier Bancorp, Inc. and
       Premier Bank............................................................5
     Committees and Meetings of the Corporation's and the Bank's Boards of
       Directors...............................................................6
     Audit Committee Report to Shareholders....................................8
     Compensation of the Board of Directors....................................9

EXECUTIVE COMPENSATION........................................................10
     Summary Compensation Table...............................................10
     Qualified Stock Options..................................................11
     Option/SAR Grants in Last Fiscal Year....................................11
     Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End
       Option/SAR Values......................................................11
     Change of Control Agreements.............................................12
     Incentive Stock Option Plan..............................................12
     Common Stock Purchase Options............................................12
     401(k) Plan..............................................................12

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................13

ELECTION OF DIRECTORS.........................................................13
     Qualification and Nomination of Directors................................13
     Information as to Nominees and Directors.................................14

BENEFICIAL OWNERSHIP OF PREMIER BANCORP, INC.'S STOCK OWNED BY
     PRINCIPAL OWNERS AND MANAGEMENT..........................................17
     Principal Shareholders...................................................17
     Share Ownership by the Directors, Officers and Nominees..................18

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................20

PROPOSALS.....................................................................21
     Election of Six Class 3 Directors........................................21

ANNUAL REPORT.................................................................21

SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING.............................21

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING.........................22

ADDITIONAL INFORMATION........................................................22

APPENDIX A - AUDIT COMMITTEE CHARTER.........................................A-1



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



                              PREMIER BANCORP, INC.

                                 PROXY STATEMENT


                               GENERAL INFORMATION

Date, Time and Place of the Annual Meeting

      Premier Bancorp, Inc., a Pennsylvania business corporation and registered financial holding company, is furnishing this proxy statement in connection with the solicitation by the Board of Directors of proxies to be voted at the Premier Bancorp, Inc. Annual Meeting of Shareholders. The annual meeting will be held at the Doylestown Country Club, Green Street, Doylestown, Pennsylvania 18901, on Thursday, May 10, 2001 at 9:00 a.m., Eastern Daylight Time.

      The corporation's principal executive office is located at 379 North Main Street, Doylestown, Pennsylvania 18901. The corporation's telephone number is
(215) 345-5100. All inquiries regarding the annual meeting should be directed to John C. Soffronoff, President and Chief Executive Officer of Premier Bancorp, Inc.

Description of Premier Bancorp, Inc.

     Premier Bancorp, Inc. was incorporated under the business corporation laws of the Commonwealth of Pennsylvania on July 15, 1997 and was reorganized on November 17, 1997 as a one-bank holding company, pursuant to the Bank Holding Company Act of 1956. Under the Gramm-Leach-Bliley Act, which was effective March 11, 2000, bank holding companies, such as the corporation, whose controlled depository institutions are "well capitalized" and "well managed," as defined in Federal Reserve Regulation Y, and which obtain satisfactory Community Reinvestment Act ratings, are eligible to declare themselves to be "financial holding companies" and engage in a broader spectrum of activities than those generally permitted. These activities include insurance underwriting and brokerage (including annuities) and underwriting and dealing securities without a revenue limit and without limits on the amounts of equity securities it may hold in conducting its underwriting and dealing activities. In December 2000, the corporation became a financial holding company, in order to utilize the expanded powers provided in the Gramm-Leach-Bliley Act. Premier Bank, PBI Capital Trust and Lenders Abstract, L.L.C. are the corporation's wholly-owned subsidiaries.

     We have not authorized anyone to provide you with information about the corporation; therefore, you should rely only on the information contained in this document or on documents to which we refer. Although we believe we have provided you with all the information helpful to you in your decision to vote, events may occur at Premier Bancorp, Inc. subsequent to printing this proxy statement that might affect your decision or the value of your stock.

     Premier Bancorp, Inc.'s Board of Directors proposes to mail this proxy statement to the corporation's shareholders on or about April 10, 2001.

                                VOTING PROCEDURES

Solicitation and Voting of Proxies

      The Board of Directors solicits this proxy for use at the corporation's 2001 annual meeting of shareholders. The corporation's directors, officers and bank employees may solicit proxies in person or by telephone, facsimile, telegraph or other similar means without additional compensation. Premier Bancorp, Inc. will pay the cost of preparing, assembling, printing, mailing and soliciting proxies and any additional material that the corporation sends to its shareholders. The corporation will make arrangements with brokerage firms and other custodians, nominees, and fiduciaries to forward proxy solicitation materials to the beneficial owners of stock held by these entities. The corporation will reimburse these third parties for their reasonable costs for sending proxy materials to shareholders.

      Only shareholders of record as of the close of business on Friday, March 30, 2001, (the voting record date), may vote at the annual meeting. The corporation's records show that, as of the voting record date, 3,215,908 shares of the corporation's common stock were outstanding. Each shareholder is entitled to one vote for each share held and has cumulative voting rights in the election of directors. See "Principal Shareholders" on pages 17 and 18 for a list of the persons known by the corporation, as of the voting record date, to be the beneficial owner of 5% or more of the corporation's outstanding common stock.

      If your shares are registered directly in your name with Premier Bancorp, Inc.'s transfer agent, Registrar and Transfer Company, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the corporation. As the shareholder of record, you have the right to grant your voting proxy directly to the proxy holders or to vote in person at the meeting. The corporation has enclosed a proxy card for your use.

      If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and you are also invited to attend the meeting. However, because you are not the shareholder of record, you may not vote your street name shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

      By properly completing a proxy, you appoint Edward Grosik and Mark Mann as proxy holders to vote your shares as indicated on the proxy card. Any signed proxy not specifying to the contrary will be voted as follows:

      FOR the election of the following individuals as Class 3 Directors for a three year term expiring in 2004:

      o     Clark S. Frame (director since 1997)
      o     Barry J. Miles, Sr. (director since 1997)
      o     Dr. Daniel A. Nesi (director since 1997)
      o     Thomas M. O'Mara (director since 1997)
      o     Richard F. Ryon (director since 1997)
      o     John C. Soffronoff (director since 1997)

Quorum and Vote Required For Approval

      Premier Bancorp, Inc.'s Articles of Incorporation authorize the corporation to issue up to 30,000,000 shares of common stock, par value $0.33 per share.

      At the close of business on March 30, 2001, the corporation had 3,215,908 shares of common stock issued and outstanding. The corporation's common stock is the only authorized class of stock.

      In order to hold the annual meeting, a "quorum" of shareholders must be present. Under Pennsylvania law and the corporation's bylaws, the presence, in person or by proxy, of the holders of a majority of the shares entitled to vote (meaning a majority of the number of shares outstanding on the voting record date) is required to constitute a quorum for the transaction of business at the meeting. The proxy holders will count abstentions and broker non-votes as "present" for the purpose of determining the presence of a quorum. However, the proxy holders will not count broker non-votes as "present" when determining the presence of a quorum for the particular matter on which the broker has expressly not voted. If you are a beneficial owner and do not provide the shareholder of record with voting instructions, your shares may constitute broker non-votes. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any of the matters being voted upon at the meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner, and the broker lacks discretionary voting power to vote such shares.

      Cumulative voting rights exist only with respect to the election of directors. This means that each shareholder has the number of votes equal to the number of directors to be elected multiplied by the number of shares owned and is entitled to cast the whole number of votes for one nominee or to distribute them among two or more nominees, as the shareholder determines. On all other matters to come before the annual meeting, each share of common stock is entitled to one vote for each share owned. The proxy holders also have the right to vote cumulatively and to distribute their votes among nominees as they consider advisable, unless a shareholder indicates on his or her proxy how he or she desires the votes to be cumulated for voting purposes.

      If a quorum is present, the six candidates for Class 3 Director receiving the highest number of votes cast by shareholders entitled to vote will be elected. The proxy holders will not cast votes withheld or broker non-votes for or against any director candidates.

Revocability of Proxy

      Shareholders of record who sign proxies may revoke them at any time before they are voted by:

      o delivering written notice of the revocation to John J. Ginley, Secretary of Premier Bancorp, Inc., 379 North Main Street, Doylestown, Pennsylvania 18901;

      o delivering a properly executed later-dated proxy to John J. Ginley, Secretary of Premier Bancorp, Inc., 379 North Main Street, Doylestown, Pennsylvania 18901; or

      o attending the meeting and voting in person after giving written notice to the Secretary of Premier Bancorp, Inc.

      You have the right to vote and, if desired, to revoke your proxy any time before the annual meeting. Should you have any questions, please call John C. Soffronoff, President and Chief Executive Officer, at (215) 345-5100.


Methods of Voting

      Voting by Proxy
      ---------------

      1.    Mark your selections.

      2. Date your proxy card and sign your name exactly as it appears on your proxy card.

      3. Mail the proxy card to Premier Bancorp, Inc. in the enclosed postage-paid envelope.

      Voting in Person
      ----------------

      1. Attend the annual meeting and show proof of eligibility to vote (including proper identification).
      2.    Obtain a ballot.
      3.    Mark your selections.
      4. Date your ballot and sign your name exactly as it appears in the corporation's transfer books.

                    BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Governance

      The Board of Directors is empowered by the corporation's Articles of Incorporation and bylaws to oversee all of the corporation's and its subsidiaries' business, property, and affairs. The Board performs this function through meetings and by delegating certain responsibilities to the committees described below. The corporation, as a company listed on the American Stock Exchange, is also subject to the AMEX's rules and regulations.

      During 2000, the corporation's Board of Directors held 10 meetings and Premier Bank's Board of Directors held 10 meetings. In addition to Board meetings, we maintain four standing committees that meet periodically throughout the year. Each director, except Messrs. Cooper, Mackell, Perrucci, Rich, Rossi, Schatz and Stitt, attended at least 75% of the combined total number of meetings of the corporation's and the bank's Boards and the committees of which he or she was a member.

Directors and Executive Officers of Premier Bancorp, Inc. and Premier Bank

      The following table sets forth selected information about the corporation's and the bank's directors and executive officers. The officers are elected annually by the Board of Directors and each holds office at the discretion of the Board.


                                                   POSITIONS
                                                   HELD SINCE
                                                  CORPORATION/      AGE AS OF
NAME                            POSITION              BANK       MARCH 30, 2001
----                            --------              ----       --------------
Clark S. Frame        Chairman of the Board         1997/1992          50
                      Class 3 Director              1997/1992

Barry J. Miles, Sr.   Vice Chairman of the Board    1997/1992          51
                      Class 3 Director              1997/1992

John C. Soffronoff    President                     1997/1992          54
                      Chief Executive Officer       1997/1992
                      Class 3 Director              1997/1992

Bruce E. Sickel       Treasurer                     1997/1992          41
                      Senior Vice President         1997/1992
                      Chief Financial Officer       1997/1992
                      Class 1 Director              1997/1992

John J. Ginley        Secretary                     1997/1992          58
                      Senior Vice President         1997/1992
                      Chief Loan Officer            1997/1992
                      Class 2 Director              1999/1999

Daniel E. Cohen       Class 1 Director              1997/1992          57

                                                   POSITIONS
                                                   HELD SINCE
                                                  CORPORATION/      AGE AS OF
NAME                              POSITION            BANK       MARCH 30, 2001
----                              --------            ----       --------------
Peter A. Cooper              Class 3 Director       1997/1992          42

Dr. Thomas E. Mackell        Class 2 Director       1997/1992          55

Dr. Daniel A. Nesi           Class 3 Director       1997/1992          63

Neil W. Norton               Class 2 Director       1997/1992          55

Thomas M. O'Mara             Class 3 Director       1997/1992          48

Michael J. Perrucci          Class 1 Director       1997/1992          47

Brian R. Rich                Class 1 Director       1997/1993          41

Ezio U. Rossi                Class 1 Director       1997/1994          71

Richard F. Ryon              Class 3 Director       1997/1993          50

Gerald Schatz                Class 1 Director       1997/1992          66

Irving N. Stein              Class 2 Director       1997/1992          51

Thomas P. Stitt              Class 1 Director       1997/1993          57

HelenBeth Garofalo Vilcek    Class 2 Director       1997/1992          43

John A. Zebrowski            Class 1 Director       1997/1992          59


Committees and Meetings of the Corporation's and the Bank's Boards of Directors

      Premier Bancorp, Inc.'s Board of Directors has, at present, no standing committees, except the Audit Committee, which jointly serves the corporation and the bank. The corporation does not maintain a nominating or compensation committee. A shareholder who intends to nominate an individual for consideration by the Board of Directors as a nominee for director should submit a written nomination to the corporation's President in accordance with Article IV, Section 2 of the corporation's bylaws. All shareholder notifications must be made in writing and delivered or mailed to the corporation's President not less than 14 or more than 50 days in advance of a shareholders' meeting called for the election of directors, subject to certain other exceptions.

      During 2000, the bank's Board of Directors maintained the following four standing committees: Executive, Audit/Compliance, Loan, and Investment/ALCO. The function and composition of each of these committees is described below.

EXECUTIVE:                  This committee meets on an as-needed basis to take
                            action on issues between regular Board of Director meetings. This committee met 2 times in 2000. Mr.
                            Clark S. Frame serves as Chairman of this committee.

AUDIT/                      This committee jointly serves the corporation and
COMPLIANCE:                 the bank. The Audit Committee oversees the
                            accounting and tax functions of the corporation, recommends to the Board the engagement of independent auditors for the year, reviews with management and the auditors the plan and scope of the audit engagement, reviews the annual financial statements of the corporation and any recommended changes or modifications to control procedures and accounting practices and policies, and monitors with management and the auditors the corporation's system of internal controls and its accounting and reporting practices. The committee also provides oversight for the bank's regulatory compliance program. This committee met 3 times in 2000. Mr.
                            Barry J. Miles, Sr. serves as Chairman of this committee.

LOAN: This committee reviews and approves loans in accordance with the bank's established loan policy, as exists from time to time. This committee met 48 times in 2000. Mr. Clark S. Frame serves as Chairman of this committee.

INVESTMENT/                 This committee reviews the bank's operating results,
ALCO:                       its interest rate sensitivity, investment portfolio
                            and performance versus the annual budget. This committee met 7 times in 2000. Mr. Bruce E. Sickel serves as Chairman of this committee.


                   COMMITTEES OF THE BANK'S BOARD OF DIRECTORS



                                                                                      MEETINGS HELD
COMMITTEE                                      MEMBERS                                   IN 2000
---------                                      -------                                   -------
EXECUTIVE                   Clark S. Frame, Chairperson, Daniel E. Cohen, Peter
                            A. Cooper, Barry J. Miles, Sr., Dr. Daniel A.                   2
                            Nesi, and Thomas M. O'Mara
---------------------------------------------------------------------------------------------------
AUDIT/COMPLIANCE            Barry J. Miles, Sr., Chairperson, Neil W. Norton,
                            Michael J. Perrucci, Brian R. Rich, HelenBeth                   3
                            Garofalo Vilcek, and John A. Zebrowski
---------------------------------------------------------------------------------------------------
LOAN                        Clark S. Frame, Chairperson, Daniel E. Cohen, John
                            J. Ginley, Barry J. Miles, Sr., Dr. Daniel A.                  48
                            Nesi, John C. Soffronoff
---------------------------------------------------------------------------------------------------
INVESTMENT/ALCO             Bruce E. Sickel, Chairperson, Peter A. Cooper, Clark
                            S. Frame, Dr. Thomas E. Mackell, Thomas M. O'Mara,              7
                            Ezio U. Rossi, Richard F. Ryon, Gerald Schatz, John
                            C. Soffronoff, Irving N. Stein, and Thomas P. Stitt
---------------------------------------------------------------------------------------------------


      Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the corporation's Board of Directors' Audit Committee submits the following report:

                     Audit Committee Report to Shareholders

      The Board of Directors' Audit Committee is responsible for providing independent objective oversight of the corporation's accounting functions and internal controls. The Audit Committee is composed of six directors, each of whom is "independent" as defined in Section 121 of the AMEX Company Guide. The Audit Committee operates under a written charter approved by the Board of Directors on June 8, 2000, and as amended on March 8, 2001. A copy of the charter is attached to this proxy statement as Appendix A.

      Management is responsible for the corporation's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the corporation's financial statements in accordance with the generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

      In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the December 31, 2000 financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent accountants required by Independence Discussions with Audit Committees, and the Audit Committee discussed with the independent accountants that firm's independence.

      Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the corporation's Annual Report on Form 10-KSB for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission.

      This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

      The foregoing report has been furnished by the current members of the Audit Committee.

                         MEMBERS OF THE AUDIT COMMITTEE
                          Barry J. Miles, Sr., Chairman
                                 Neil W. Norton
                               Michael J. Perrucci
                                  Brian R. Rich
                            HelenBeth Garofalo Vilcek
                                John A. Zebrowski

CONSIDERATION OF NON-AUDIT SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANT

      The Audit Committee has considered whether the services provided under other non-audit services are compatible with maintaining the auditor's independence.

AUDIT FEES

      The aggregate fees billed for professional services rendered by KPMG LLP for the audit of our annual consolidated financial statements for the year ended December 31, 2000, and the reviews of the condensed financial statements included in our quarterly Report on Forms 10-QSB for the year ended December 31, 2000, were $73,413.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

      There were no fees billed for information technology services rendered by KPMG LLP during the year ended December 31, 2000.

ALL OTHER FEES

      The aggregate fees billed for all non-audit services, exclusive of the fees, if any, disclosed above relating to information technology services but including fees for tax-related services rendered by KPMG LLP during the year ended December 31, 2000, were $42,975.

Compensation of the Board of Directors

      In 2000, directors earned $300 for each Board or committee meeting attended. Directors earned a total of $93,300 for meetings attended in 2000, which was paid in January 2001.

      Mr. Clark S. Frame earned $93,261 for services rendered in 2000 which included serving as Chairman of the Board of Directors, Chairman of the Loan and Executive Committees and consulting fees. Mr. Frame is also provided a membership to a local country club.

                             EXECUTIVE COMPENSATION

      The following table summarizes compensation awarded, paid to, or earned by, each of the named executive officers during the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                   Annual Compensation               Long Term
                                                  ---------------------              Compensation
                                                                                      Payouts
                                                                                      -------
                                                                                     All Other
                                                            Salary        Bonus     Compensation
     Name and Principal Position            Year             ($)(1)        ($)          ($)
     ---------------------------            ----             ---           ---          ---
JOHN C. SOFFRONOFF                          2000            133,010      15,000      13,908(2)
President and                               1999            123,626      40,000      12,593(2)
Chief Executive                             1998            112,381      20,000      12,243(2)
Officer of the corporation
and of the bank

BRUCE E. SICKEL                             2000            116,282      15,000       8,058(3)
Treasurer of the corporation and            1999            106,085      40,000       8,817(3)
Senior Vice President and Chief             1998             98,246      25,000       8,491(3)
Financial Officer of the
corporation and of the bank

JOHN J. GINLEY                              2000            147,992      15,000       9,232(4)
Secretary of the corporation and            1999            137,545      40,000       9,610(4)
Senior Vice President and Chief             1998            125,038      20,000       8,695(4)
Loan Officer of the corporation
and of the bank

------------------

(1) In 1998 and 1999, salary adjustments were made on or about April 24. In 2000, salary adjustments were made on January 1.

(2) Includes bank contributions to the 401(k) Plan on behalf of Mr. Soffronoff of $5,183, $4,393, and $4,115 for 2000, 1999 and 1998, respectively; the payment of club dues in the amount of $3,925, $3,400, and $3,328 for 2000, 1999 and 1998, respectively; and a car allowance for Mr. Soffronoff, valued at $4,800 for each of 2000, 1999 and 1998.

(3) Includes bank contributions to the 401(k) Plan on behalf of Mr. Sickel of $3,258, $4,017, and $3,691 for 2000, 1999 and 1998, respectively; and a car allowance for Mr. Sickel of $4,800 for each of 2000, 1999 and 1998.

(4) Includes bank contributions to the 401(k) Plan on behalf of Mr. Ginley of $4,432, $4,810, and $3,895 in 2000, 1999 and 1998, respectively; and a car allowance for Mr. Ginley of $4,800 for each of 2000, 1999 and 1998.

Qualified Stock Options

      The following table sets forth certain information relating to the corporation's grants of qualified stock options to the executive officers named in the preceding table during 2000. All options were issued pursuant to Premier Bancorp, Inc.'s 1995 Incentive Stock Option Plan.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                      -------------------------------------
                                Individual Grants
--------------------------------------------------------------------------------
                                                  Percent of
                               Number of             Total
                               Securities        Options/SARs        Exercise
                               Underlying         Granted to         of Base
                              Options/SARs       Employees in         Price        Expiration
           Name              Granted (#)(1)       Fiscal Year         ($/Sh)          Date
           ----              -----------          -----------         ------          ----
John C. Soffronoff               1,365               3.56%            12.26          1/12/10

Bruce E. Sickel                  1,365               3.56%            12.26          1/12/10

John J. Ginley                   1,365               3.56%            12.26          1/12/10

---------------------

(1)   As adjusted for all stock dividends and splits through March 30, 2001.


      The following table sets forth information relating to the exercise of and year end value of all qualified stock options granted to the named executives.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES
                          ----------------------------

                                                               Number of Securities
                                                              Underlying Unexercised              Value of Unexercised
                        Shares Acquired       Value               Option/SARs at               In-The-Money Options/SARs
        Name            on Exercise (#)    Realized ($)             FY-End (#)                       at FY-End ($)
        ----            ---------------    ------------             ----------                       -------------
                                                           Exercisable    Unexercisable      Exercisable       Unexercisable
                                                           -----------    -------------      -----------       -------------
John C. Soffronoff             -                -            38,398          10,080            81,705             15,019

Bruce E. Sickel                -                -            39,779          10,080            88,117             15,019

John J. Ginley                 -                -            27,386          10,080            56,467             15,019

Change of Control Agreements

      In March 1998, the corporation, the bank and executives, John C. Soffronoff, John J. Ginley and Bruce E. Sickel entered into change of control agreements. The agreements define certain severance benefits the corporation and the bank will pay to the named executives in the event of a change of control. The benefits were granted in order to recognize the past and present service of the executives and to provide incentive for their continued valued service. The agreements continue until such time as either party gives the other written notice of termination of employment with, or without, cause. The agreements are not intended to affect the employment status of the executives in the absence of a change of control.

      In the event of a change of control, the executives are entitled to receive a lump sum payment equal to two times their respective current annual direct salary at the earliest of four specified events. If, at the end of six months after the date of the change of control, none of the specified events have occurred, the executives shall no longer be entitled to the payments upon termination.

Incentive Stock Option Plan

      The corporation maintains the Premier Bancorp, Inc. 1995 Incentive Stock Option Plan. The corporation's shareholders approved the plan at the 1995 annual meeting in order to advance the corporation's and its subsidiaries' development, growth and financial condition. The corporation originally reserved 100,000 shares under the plan, or 315,000 shares as of December 31, 2000, as adjusted for all stock dividends and splits. The plan provides for awards of qualified stock options and non-qualified stock options to officers and directors and is administered by the full Board of Directors. In 2000, 6,090 qualified and 32,243 non-qualified stock options were granted under the plan.

Common Stock Purchase Options

      In connection with the organization of Premier Bank in 1992, certain incorporators, directors and officers were provided options to purchase shares of the bank (which option obligations were assumed in 1997 by the corporation pursuant to the reorganization and formation of the holding company). In April 1992, 105,122 common stock purchase options were issued (which figure has been adjusted to 486,497 to reflect all stock splits and dividends). As of March 30, 2001, 267,162 options remain outstanding. These options expire April 23, 2002.

401(k) Plan

      The bank maintains a 401(k) tax deferred retirement savings plan for employees. The plan has two features: an elective deferral feature and a savings plus feature. To be eligible to become a member of the plan, an employee must have completed at least six months service and attained age 21. All employee contributions vest immediately. Employer contributions vest equally over a three year period. The plan is subject to certain terms and restrictions imposed by the Internal Revenue Code of 1986, as amended, and the Employee Retirement Income Security Act.

      An eligible employee may choose the elective deferral feature of the plan by entering into an agreement with the bank to defer current total compensation by up to 15% (unless otherwise limited by the 401(k) administrators). In 2000, the bank matched this deferred compensation with a discretionary match which is currently set at 50%, up to 6% of the employee's salary. The amount of the match, if any, is determined by the bank each year.

      During 2000 the bank made a contribution of $81,355 to the plan. The amounts allocated to the three most highly compensated officers in 2000 were as follows (these amounts do not include the employee's individual contribution):
Mr. Soffronoff, President and Chief Executive Officer, $5,183; Mr. Sickel, Senior Vice President and Chief Financial Officer, $3,258; and Mr. Ginley, Senior Vice President and Chief Loan Officer, $4,432.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Except as disclosed below, there have been no material transactions between the corporation and the bank, nor any material transactions or proposed material transactions, with any director or executive officer of the corporation or the bank, or any associate of any of the foregoing persons during the past fiscal year. The bank maintains a policy of not extending or granting credit to any director, officer, employee or any member of their immediate family.

      As previously disclosed, Mr. Clark S. Frame received consulting fees from the corporation and the bank during 2000.


                              ELECTION OF DIRECTORS

Qualification and Nomination of Directors

      Article IV, Section 1 of the corporation's bylaws authorizes the number of directors to be not less than 5 nor more than 25. The bylaws provide for three classes of directors with staggered three year terms of office. The Board of Directors may, from time to time, fix the number of directors and their respective classifications. The number of Board members is currently 20. The Board of Directors nominated the six persons named below to serve as Class 3 Directors until the 2004 annual meeting of shareholders or until their earlier death, resignation, or removal from office. All of the nominees are presently members of the Board of Directors and all have consented to serve another term as a director if re-elected. Pursuant to the corporation's bylaws, vacancies on the Board of Directors, including vacancies resulting from an increase in the number of directors, may be filled by a majority of the Board of Directors then in office. The Board of Directors may select someone to fill a vacancy until the expiration of the term of the class of directors to which he or she was appointed.

      In accordance with the corporation's bylaws, the Board of Directors is divided into three classes, as nearly equal in number as possible, known as Class 1, 2 and 3, whose terms expire at successive annual meetings. Therefore, the bylaws provide for a classified Board with staggered three year terms of office. Currently, Class 1 consists of eight directors, Class 2 consists of five directors, and Class 3 consists of seven directors. Shareholders will elect six Class 3 Directors at the annual meeting to serve for three year terms that expire at the corporation's 2004 annual meeting. Following the annual meeting, the Board will consist of 19 directors. In the interim between annual meetings, the Board has the authority under the bylaws to increase or decrease the size of the Board and to fill vacancies.

      The proxy holders intend to vote all proxies for the election of each of the six nominees named below, unless you indicate that your vote should be withheld from any or all of them. Each nominee elected as a director will continue in office until his or her successor has been duly elected and qualified, or until his or her death, resignation or retirement.

      The Board of Directors proposes the following nominees for election as Class 3 Directors at the annual meeting:

      o      Clark S. Frame  (director since 1997)
      o      Barry J. Miles, Sr.(director since 1997)
      o      Dr. Daniel A. Nesi (director since 1997)
      o      Thomas M. O'Mara (director since 1997)
      o      Richard F. Ryon (director since 1997)
      o      John C. Soffronoff (director since 1997)

      The Board of Directors recommends that shareholders vote FOR the proposal to elect the six nominees listed above as Class 3 Directors.

Information as to Nominees and Directors

      Set forth below, as of March 30, 2001, is the principal occupation and certain other information regarding the nominees and other directors whose terms of office will continue after the annual meeting. You will find information about their share ownership on pages 18 through 20.

CURRENT CLASS 3 DIRECTORS (to serve until 2001)
-------------------------

Peter A. Cooper             Mr. Cooper, age 42, has served as a member
                            of the corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Cooper is the President of Lexus of the Lehigh Valley, a car dealership located in Emmaus, Pennsylvania. Mr.
                            Cooper is not standing for re-election.

Clark S. Frame              Mr. Frame, age 50, has served as a member
                            of the corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Frame serves as Chairman of the Board of the corporation and of the bank.
                            NOMINEE FOR CLASS 3 DIRECTOR

Barry J. Miles, Sr.         Mr. Miles, age 51, has served as a member of the
                            corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Miles serves as Vice
                            Chairman of the Board of the corporation and of the bank. Mr. Miles is a realtor in Easton, Pennsylvania.
                            NOMINEE FOR CLASS 3 DIRECTOR

Dr. Daniel A. Nesi          Dr. Nesi, age 63, has served as a member of the
                            corporation's Board of Directors since 1997 and of the bank since 1992. Dr. Nesi is a surgeon with his medical offices located in Doylestown, Pennsylvania.
                            NOMINEE FOR CLASS 3 DIRECTOR

Thomas M. O'Mara            Mr. O'Mara, age 48, has served as a member of the
                            corporation's Board of Directors since 1997 and of the bank since 1992. Mr. O'Mara is the owner of Master Gardener, a textiles company located in Yardley, Pennsylvania and Spartenberg, South
                            Carolina.
                            NOMINEE FOR CLASS 3 DIRECTOR

Richard F. Ryon             Mr. Ryon, age 50, has served as a member of the
                            corporation's Board of Directors since 1997 and of the bank since 1993. Mr. Ryon is a partner in Richard B. Ryon Insurance, an insurance agency located in Pottsville, Pennsylvania.
                            NOMINEE FOR CLASS 3 DIRECTOR

John C. Soffronoff          Mr. Soffronoff, age 54, has served as a member of
                            the corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Soffronoff is the President and Chief Executive Officer of the corporation and of the bank.
                            NOMINEE FOR CLASS 3 DIRECTOR

BOARD OF DIRECTORS - CONTINUING AS DIRECTORS

CLASS 1 DIRECTORS (to serve until 2002)
-----------------

Daniel E. Cohen             Mr. Cohen, age 57, has served as a member of the
                            corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Cohen is a partner in the law firm of Laub, Seidel, Cohen & Hof, L.L.C.
                            located in Easton, Pennsylvania.

Michael J. Perrucci         Mr. Perrucci, age 47, has served as a member of the
                            corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Perrucci is a partner in the law firm of Fishbein, Badillo, Wagner, Harding located in Phillipsburg, New Jersey.

Brian R. Rich               Mr. Rich, age 41, has served as a member of
                            the corporation's Board of Directors since 1997 and of the bank since 1993. Mr. Rich is the President of Jack Rich, Inc., a fuel oil and energy company located in Gilberton, Pennsylvania. Mr. Rich is currently and has been a director of Schuylkill
                            Energy Resources, located in Shenandoah,
                            Pennsylvania.

Ezio U. Rossi               Mr. Rossi, age 71 has served as a member of the
                            corporation's Board of Directors since 1997 and of the bank since 1994. Mr. Rossi was the former owner of Arctic Foods, Inc., a frozen food company located in Washington, New Jersey. He is currently retired.

Gerald Schatz               Mr. Schatz, age 66, has served as a member of the
                            corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Schatz is Chairman of Wordsworth Academy, Play and Learn Centers and
                            Wyncote Academy, a child care and development company located in Fort Washington, Pennsylvania.

Bruce E. Sickel             Mr. Sickel, age 41, has served as a member of the
                            corporation's Board of Directors since 1997 and of the bank since 1992. He is a Senior Vice President, the Chief Financial Officer and Treasurer of the corporation and the bank.

Thomas P. Stitt             Mr. Stitt, age 57, has served as a member of the
                            corporation's Board of Directors since 1997 and of the bank since 1993. Mr. Stitt is an Attorney-at-Law, with his office located in Easton, Pennsylvania.

John A. Zebrowski           Mr. Zebrowski, age 59, has served as a member of the
                            corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Zebrowski is the President of J. A. Z. Associates, a plastic resin dealer located in Doylestown, Pennsylvania.

CLASS 2 DIRECTORS (to serve until 2003)
-----------------

John J. Ginley              Mr. Ginley, age 58, has served as a member of the
                            corporation's and the bank's Board of Directors since December 1999. Mr. Ginley is a Senior Vice
                            President, Chief Loan Officer and Secretary of the corporation and of the bank.

Dr. Thomas E. Mackell       Dr. Mackell, age 55, has served as a member of the
                            corporation's Board of Directors since 1997 and of the bank since 1992. Dr. Mackell is a surgeon with his medical offices located in Doylestown, Pennsylvania.

Neil W. Norton              Mr. Norton, age 55, has served as a member of the
                            corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Norton is the President of Norton Oil Company, a home heating oil company located in Phillipsburg, New Jersey.

Irving N. Stein             Mr. Stein, age 51, has served as a member of the
                            corporation's Board of Directors since 1997 and of the bank since 1992. Mr. Stein is the Vice President of Keystone Motors, Inc., a car dealership located in Doylestown and Berwyn, Pennsylvania.

HelenBeth Garofalo Vilcek   Ms. Garofalo Vilcek, age 43, has served as a
                            member of the corporation's Board of Directors since 1997 and of the bank since 1992. Ms. Garofalo
                            Vilcek is a real estate broker located in Bangor, Pennsylvania.


                             BENEFICIAL OWNERSHIP OF
                     PREMIER BANCORP, INC.'S STOCK OWNED BY
                         PRINCIPAL OWNERS AND MANAGEMENT

Principal Shareholders

      The following table sets forth, as of March 30, 2001, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than 5% of the corporation's outstanding common stock, the number of shares beneficially owned by such person and the percentage of the corporation's outstanding common stock so owned.

                                                                  PERCENT OF
                                                                 OUTSTANDING
                                       SHARES                    COMMON STOCK
NAME AND ADDRESS                 BENEFICIALLY OWNED           BENEFICIALLY OWNED
----------------                 ------------------           ------------------
Clark S. Frame
c/o Premier Bancorp, Inc.              192,962                      5.09%
379 N. Main Street
Doylestown, PA 18901

Share Ownership by the Directors, Officers and Nominees

      The following table sets forth the beneficial ownership of shares of the company's common stock, as well as all other Premier Bancorp, Inc. stock-based holdings, by the current directors and nominees for director, the executive officers named in the Summary Compensation Table on page 10 and the directors and officers as a group, as of March 30, 2001. Unless otherwise indicated, all shares are held individually.


                                          AMOUNT AND
                                          NATURE OF
NAME OF INDIVIDUAL OR                     BENEFICIAL
IDENTITY OF GROUP                       OWNERSHIP(1)(2)     PERCENTAGE OF CLASS
-----------------                       ---------------     -------------------
Daniel E. Cohen                            99,529(3)               2.63%
Peter A. Cooper                           119,318(4)               3.15%
Clark S. Frame                            192,962(5)               5.09%
John J. Ginley                             72,116(6)               1.90%
Dr. Thomas E. Mackell(24)                  81,250(7)               2.15%
Barry J. Miles, Sr.                        60,174(8)               1.59%
Dr. Daniel A. Nesi                        117,877(9)               3.11%
Neil W. Norton                            76,017(10)               2.01%
Thomas M. O'Mara(24)                      59,049(11)               1.56%
Michael J. Perrucci                       78,722(12)               2.08%
Brian R. Rich                            115,237(13)               3.04%
Ezio U. Rossi                            133,046(14)               3.51%
Richard F. Ryon                          102,897(15)               2.72%
Gerald Schatz                            123,871(16)               3.27%
Bruce E. Sickel                           65,426(17)               1.73%
John C. Soffronoff                        69,806(18)               1.84%
Irving N. Stein                           77,136(19)               2.04%
Thomas P. Stitt                           83,248(20)               2.20%
HelenBeth Garofalo Vilcek                 46,022(21)               1.22%
John A. Zebrowski                         99,734(22)               2.63%
                                       ---------                  -----

All Officers and Directors as a        1,873,437(23)              49.46%
Group (20 persons in total)
-------------------------------------

(1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities that the individual has or shares voting or investment power, or has the right to acquire beneficial ownership within 60 days after March 30, 2001. Beneficial ownership may be disclaimed as to certain of the securities. All numbers here have been rounded to the nearest hundredth number.

(2)   Information furnished by the directors and the corporation.

(3)   Includes 51,574 exercisable stock options.

(4)   Includes 55,181 exercisable stock options.

(5) Includes 31,458 shares held individually; 84,000 shares held jointly with Mr. Frame's spouse; 12,600 shares held as custodian for minor sons; 14,700 shares held as Trustee of Clark C. Frame Trust; 10,395 shares held as Trustee of CCF Trust for John M. Frame; 10,395 shares held as Trustee of CCF Trust for Martha Jackson; 10,395 shares held as Trustee of CCF Trust for David C. Frame; and 19,019 exercisable stock options.

(6) Includes 43,451 shares held jointly with Mr. Ginley's spouse and 28,665 exercisable stock options.

(7) Includes 23,684 shares held individually; 9,095 shares held jointly with Dr. Mackell's spouse; 20,097 held by Thomas E. Mackell, M.D. Ltd. Profit Sharing Plan; and 28,374 exercisable stock options.

(8) Includes 12,474 shares held individually; 32,760 shares held jointly with Mr. Miles' spouse; and 14,940 exercisable stock options.

(9) Includes 37,762 shares held individually; 27,720 shares held as Trustee for Daniel A. Nesi, M.D. Assoc.; 2,484 shares held as custodian for Paolo Sierra; 2,604 shares held as custodian for Diego Sierra; and 47,307 exercisable stock options.

(10) Includes 47,892 shares held individually; 18,225 shares held jointly with Mr. Norton's spouse; and 9,900 exercisable stock options.

(11) Includes 35,412 shares held jointly with Mr. O'Mara's spouse; and 23,637 exercisable stock options.

(12) Includes 55,609 shares held individually; 7,266 shares held jointly with Mr. Perrucci's spouse; 2,696 shares held by Summit Bank Discount Brokerage C/F IRA Rollover for Mr. Perrucci's spouse; 2,019 shares held by Mr. Perrucci's son; 2,019 shares held by Mr. Perrucci's daughter; and 9,113 exercisable stock options.

(13) Includes 70,111 shares held individually; 9,712 shares held by Morea Steam Heat Co.; 17,325 shares held by Waste Management & Processors, Inc.; 8,662 shares held by B-D Mining Co.; and 9,427 exercisable stock options.

(14)  Includes 9,727 exercisable stock options.

(15) Includes 21,613 shares held individually; 22,170 shares held as Trustee for Ryon & Co. 401(k) Plan; 49,938 shares held as partner of Ryon & Co.; and 9,176 exercisable stock options.

(16)  Includes 29,402 exercisable stock options.

(17) Includes 5,190 shares held individually; 6,912 shares held jointly with Mr. Sickel's spouse; 3,465 shares held as Trustee for his children; and 49,859 exercisable stock options.

(18) Includes 6,788 shares held individually; 14,820 shares held jointly with Mr. Soffronoff's spouse; 2,820 shares held in Mr. Soffronoff's spouse's IRA; and 45,378 exercisable stock options.

(19) Includes 60,419 shares held individually; 1,574 shares held jointly with Mr. Stein's spouse; 5,196 shares held by Mr. Stein as custodian for his sons pursuant to the Uniform Gift to Minors Act; and 9,947 exercisable stock options.

(20) Includes 20,223 shares held individually; 50,243 shares held as Trustee; and 12,782 exercisable stock options.

(21) Includes 25,108 shares held individually; 4,605 shares held in Ms. Garofalo Vilcek's spouse's IRA; and 16,309 exercisable stock options.

(22)  Includes 9,726 exercisable stock options.

(23) Percentages assume that all options exercisable within 60 days of March 30, 2001 have been exercised. Therefore, on a pro forma basis, 3,787,605 shares would be outstanding.

(24)  Directors Mackell and O'Mara are brothers-in-law.



             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires that the corporation's officers and directors, and persons who own more than 10% of the registered class of the corporation's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and greater than 10% shareholders are required by SEC regulation to furnish the corporation with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto received by it, or written representations from the reporting persons that no Forms 5 were required for those persons, the corporation believes that during the period from January 1, 2000, through December 31, 2000, its officers and directors complied with all applicable filing requirements, except for Director Perrucci, who inadvertently filed one Form 4 late to report four transactions.

                                    PROPOSALS

1.    ELECTION OF SIX CLASS 3 DIRECTORS.

Nominees for Class 3 Director are:

      o     Clark S. Frame (director since 1997)
      o     Barry J. Miles, Sr. (director since 1997)
      o     Dr. Daniel A. Nesi (director since 1997)
      o     Thomas M. O'Mara (director since 1997)
      o     Richard F. Ryon (director since 1997)
      o     John C. Soffronoff (director since 1997)

      Each has consented to serve a three year term. (See pages 14 and 15 for more information.)

      If any director is unable to stand for re-election, the Board may designate a substitute. The proxy holders will vote in favor of a substitute nominee. The Board of Directors has no reason to believe the six nominees for Class 3 Director will be unable to serve if elected.

      Cumulative voting rights exist with respect to the election of directors, which means that each shareholder has the right, in person or by proxy, to multiply the number of votes to which he or she is entitled to vote by the number of directors to be elected and to cast the whole number of votes for one nominee or to distribute them among two or more nominees. The proxy holders may vote cumulatively and distribute the votes they represent among nominees as they consider advisable, unless the shareholder indicates on his or her proxy how he or she desires the votes to be cumulated for voting purposes.

      The Board of Directors recommends that shareholders vote FOR the election of the six nominees as Class 3 Directors.


                                  ANNUAL REPORT

      A copy of the corporation's annual report for its fiscal year ended December 31, 2000, is enclosed with this proxy statement. A representative of KPMG LLP, the independent auditors who examined the financial statements in the annual report, will attend the meeting. The representative will have the opportunity to make a statement, if he desires to do so, and will be available to respond to any appropriate shareholder questions concerning the annual report.


                SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

      Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the corporation's proxy statement for its 2002 Annual Meeting of Shareholders must deliver the written proposal to the President of Premier Bancorp, Inc. at its principal executive offices, at 379 North Main Street, Doylestown, Pennsylvania 18901, not later than Thursday, January 13, 2002. If a shareholder proposal is submitted to the corporation after January 13, 2002, it is considered untimely; and, although the proposal may be considered at the annual meeting, it may not be included in the corporation's 2002 proxy statement. Any proposals should be addressed to the corporation's President. Article IV, Section 2 of the corporation's bylaws requires that a shareholder deliver a notice of nomination for election to the Board of Directors to the President not less than 14 or more than 50 days in advance of a shareholders' meeting called for the election of directors. See page 6 for more information on nomination procedures and requirements.


              OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

      The Board of Directors knows of no matters other than those described in this proxy statement or referred to in the accompanying Notice of Annual Meeting of Shareholders that may be presented at the annual meeting. However, if any other matter should be properly presented for consideration and voting at the annual meeting or any adjournments of the meeting, the proxy holders will vote the proxies in the manner they determine to be in the corporation's best interest.


                             ADDITIONAL INFORMATION

      In accordance with Securities Exchange Act Rule 14a-3(3)(1), in the future, Premier intends to deliver only one annual report and proxy statement to multiple shareholders sharing an address unless we receive contrary instructions from one or more of the shareholders. This method of delivery is known as "householding". Upon written or oral request, Premier will promptly deliver a separate copy of the annual report or proxy statement, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered. Further, shareholders can notify Bruce E. Sickel, Chief Financial Officer, Premier Bancorp, Inc., 516 Second Street Pike, Southampton, Pennsylvania or call (215) 322-1480 and inform us that the shareholder wishes to receive a separate copy of an annual report or proxy statement in the future. In addition, if you are receiving multiple copies of Premier's annual report or proxy statement, you may request that we deliver only a single copy of the annual report or proxy statement by notifying us at the above address or telephone number.

      Upon a shareholder's written request, a copy of the corporation's annual report on Form 10- KSB for its fiscal year ended December 31, 2000, including the financial statements, schedules and exhibits, required to be filed with the Securities and Exchange Commission pursuant to Securities Exchange Act Rule 13a-1, may be obtained, without charge, from Bruce E. Sickel, Chief Financial Officer, Premier Bancorp, Inc., 516 Second Street Pike, Southampton, Pennsylvania 18966.

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                                                                      APPENDIX A

                                                          Adopted:  June 8, 2000
                                                         Amended:  March 8, 2001

                             AUDIT COMMITTEE CHARTER


The Audit Committee ("the Committee"), of the Board of Directors ("the Board") of Premier Bancorp, Inc. (the "Company"), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

The Committee will be comprised of three or more directors as determined by the Board. The members of the Committee will meet the independence and experience requirements of the American Stock Exchange (AMEX). The members of the Committee will be elected annually at the organizational meeting of the full Board held in May and will be listed in the annual report to shareholders. One of the members of the Committee will be elected Committee Chair by the Board.

RESPONSIBILITY

The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between and among internal auditors, the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is management's responsibility to prepare the Company's financial statements that are complete and accurate and are in accordance with generally accepted accounting principles. Our independent accountants are responsible for the planning and performance of an audit to obtain reasonable assurance about whether the financial statements are free of material misstatements.

AUTHORITY

Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

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MEETINGS

The Committee is to meet at least three times annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee Chair. The Committee is to meet in separate executive sessions with the Chief Financial Officer, independent accountants and internal auditors at times when considered appropriate.

ATTENDANCE

Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent accountants and internal auditors be present at Committee meetings.

SPECIFIC DUTIES

In carrying out its oversight responsibilities, the Committee will:

1. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable AMEX Audit Committee Requirements.

2. Review with the Company's management, internal auditors and independent accountants the Company's accounting and financial reporting controls.

3. Review with the Company's management, internal auditors and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgments about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

4. Review the scope of internal auditors' work plan for the year and receive a summary report of major findings by internal auditors and how management is addressing the conditions reported.

5. Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

6. Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all

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      relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

7. Have a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair and management of the Company of any matters that they become aware of during their review that causes them to believe that interim financial information, filed or to be filed with the SEC, is probably materially misstated as a result of a departure from generally accepted accounting principles and that such notification, as required under standards for communication with Audit Committees, is to be made as soon as practicable.

8. At the completion of the annual audit, review with management, internal auditors and the independent accountants the following:

      o The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-KSB.

      o Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

      o Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

      o Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards (SAS) 61, as amended by SAS 90 relating to the conduct of the audit.

      o If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-KSB.

9. After preparation by management and review by internal auditors and independent accountants, approve the report required under SEC rules to be included in the Company's annual proxy statement. The charter is to be published as an appendix to the proxy statement every three years.






                                       A-3

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10.   Discuss with the independent accountants the quality of the Company's financial and accounting personnel, when considered necessary. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

11. Meet with management, internal auditors and the independent accountants to discuss any relevant significant recommendations made by the independent accountants. Typically, such recommendations will be presented by the independent accountants in the form of a Management Letter to the Committee. If considered necessary, the Committee reviews management's responses to the Letter from the independent accountants and receives follow-up reports on action taken concerning the aforementioned recommendations.

12. Recommend to the Board the selection, retention or termination of the Company's independent accountants.

13. Review the appointment and/or replacement of the senior internal audit executive.

14. Review with management, internal auditors and the independent accountants the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

15. Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

16. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of the AMEX, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

                              PREMIER BANCORP, INC.
                                      PROXY

             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 10, 2001 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby constitutes and appoints Edward Grosik and Mark Mann and each or either of them, proxies of the undersigned, with full power of substitution to vote all of the shares of Premier Bancorp, Inc. that the undersigned shareholder may be entitled to vote at the Annual Meeting of Shareholders to be held Thursday, May 10, 2001, at 9:00 a.m., Eastern Daylight Time, at the Doylestown Country Club, Green Street, Doylestown, Pennsylvania 18901, and at any adjournment or postponement of the meeting as follows, as indicated upon the matters described in the proxy statement, and upon any matters which may properly come before the annual meeting:

1.    ELECTION OF SIX CLASS 3 DIRECTORS TO SERVE FOR A THREE YEAR TERM.

             CLARK S. FRAME                        THOMAS M. O'MARA
                                -----------                          -----------
             BARRY J. MILES, SR.                   RICHARD F. RYON
                                -----------                          -----------
             DR. DANIEL A. NESI                    JOHN C. SOFFRONOFF
                                -----------                          -----------

       [  ] FOR all nominees                 [  ] WITHHOLD AUTHORITY
            listed above (except                  to vote for all nominees
            as marked to the contrary below)      listed above

      The Board of Directors recommends a vote FOR these nominees.

      (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)


--------------------------------------------------------------------------------


2. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE.

      Dated: ----------------------, 2001      ---------------------------------
                                                           Signature

                                               ---------------------------------
Number of Shares Held of Record                            Signature
on March 30, 2001

----------------

EDWARD GROSIK AND MARK MANN, THE PROXY HOLDERS, WILL HAVE THE RIGHT TO VOTE CUMULATIVELY AND TO DISTRIBUTE THEIR VOTES AMONG NOMINEES AS THEY CONSIDER ADVISABLE, UNLESS YOU INDICATE ON THIS PROXY HOW YOU DESIRE THE VOTES TO BE ACCUMULATED FOR VOTING PURPOSES IN THE SPACE NEXT TO EACH NOMINEE'S NAME.

THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER(S) AND RETURNED PROMPTLY TO PREMIER BANCORP, INC. IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.

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